SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUPPLEMENT DATED DECEMBER 10, 2007

TO PROSPECTUS DATED MAY 1, 2006
FOR FUTURITY FOCUS

ISSUED BY SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

On or about March 10, 2008, the above-captioned prospectus is amended to add new investment options.

The following new investment options will be added to the above-captioned prospectus on or about March 10, 2008.As a result,the list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	High Yield Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM PIMCO High Yield Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund (sub-advised by Lord, Abbett & Co. LLC), SCSM PIMCO High Yield Fund (sub-advised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        Futurity Focus (US)